SECURITIES AND EXCHANGE COMMISION
                             Washington, D.C. 20549


                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 19, 2002


                      LEXINGTON CORPORATE PROPERTIES TRUST
                      ------------------------------------
             (Exact Name of Registrant as specified in its charter)


       Maryland                          1-12386                13-3717318
       --------                          -------                ----------
(State or other jurisdiction        (Commission File           (IRS Employer
      of incorporation)                  Number)            Identification No.)


                 355 Lexington Avenue, New York, New York 10017
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


               Registrant's telephone number, including area code:
               ---------------------------------------------------
                                 (212) 692-7260


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

        On December 19, 2002, the Board of Trustees of Lexington Corporate Properties Trust (the "Trust") approved and adopted, and the Trust hereby files, the following corporate governance documents:

        i.    Corporate Governance Guidelines

        ii.   Code of Ethics and Business Conduct

        iii.  Amended and Restated Audit Committee Charter

        iv.   Compensation Committee Charter

        v.    Nominating and Governance Committee Charter

        vi.   Executive Committee Charter



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)   not applicable

        (b)   not applicable

        (c)   Exhibits

              99.1 Lexington Corporate Properties Trust Corporate Governance Guidelines

              99.2 Lexington Corporate Properties Trust Code of Ethics and Business Conduct

              99.3 Lexington Corporate Properties Trust Amended and Restated Audit Committee Charter

              99.4 Lexington Corporate Properties Trust Compensation Committee Charter

              99.5 Lexington Corporate Properties Trust Nominating and Governance Committee Charter

              99.6 Lexington Corporate Properties Trust Executive Committee Charter

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        By: Lexington Corporate Properties Trust


Date: December 24, 2002                 By:/s/ Patrick Carroll
                                           -------------------------------------
                                           Patrick Carroll
                                           Chief Financial Officer